EXHIBIT 99.2

Interactive Offers LLC

Financial Statements

Nine Months Ended September 30, 2021

Interactive Offers LLC

Financial Statements

Nine Months Ended September 30, 2021

C O N T E N T S

Interactive Offers LLC

Balance Sheet

SEPTEMBER 30,
2021

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$255,416
Accounts receivable	25,674
Prepaid advertising	188,770
Total current assets	469,860

PROPERTY AND EQUIPMENT
Computer equipment	9,281
Furniture and fixtures	6,559
Less accumulated depreciation	(6,478)
Net property and equipment	9,362

OTHER ASSET
Deposit	9,156

TOTAL ASSETS	$488,378

LIABILITIES AND MEMBERS' CAPITAL (DEFICIT)

CURRENT LIABILITIES
Accounts payable	$25,770
Accrued expenses and other current liabilities	344,680
Due to former partner	190,000
Unearned revenue	478,386
Total current liabilities	1,038,836

NON-CURRENT LIABILITIES
Due to officers	1,221,500
Total non-current liabilities	1,221,500

TOTAL LIABILITIES	2,260,336

MEMBERS' DEFICIT	(1,771,958)

TOTAL LIABILITIES AND MEMBERS' DEFICIT	$488,378

See Accompanying Notes to Financial Statements.

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Interactive Offers LLC

Statements of Operations

Nine Month's Ended
September 30,
2021

COMMISSION REVENUE, NET OF COST OF SALES	$1,744,407

GENERAL AND ADMINISTRATIVE EXPENSES	2,869,169

NET LOSS	$(1,124,762)

See Accompanying Notes to Financial Statements.

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Interactive Offers LLC

Statements of Members’ Capital (Deficit)

Nine Month's Ended September 30,
2021

MEMBERS' (DEFICIT), beginning of period	$(357,196)

Net loss	(1,124,762)

Repurchase of shareholder's equity	(290,000)

MEMBERS' (DEFICIT), end of period	$(1,771,958)

See Accompanying Notes to Financial Statements.

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Interactive Offers LLC

Statements of Cash Flows

Nine Month's Ended September 30,
2021

CASH FLOWS PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net loss	$(1,124,762)
Adjustments to reconcile net loss to net cash
provided by (used for) operating activities
Depreciation	5,088
(Increase) decrease in assets
Accounts receivable	(25,674)
Prepaid expenses and other assets	21,997
Increase (decrease) in liabilities
Accounts payable	(193,315)
Accrued expenses and other current liabilities	295,543
Unearned revenue	478,386
Due to officers	551,500
8,763

CASH FLOWS PROVIDED BY (USED FOR) INVESTING ACTIVITIES
Purchase of property and equipment	(14,450)
(14,450)

CASH FLOWS PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Repurchase of shareholder's interest	(100,000)
Repayment on Paycheck Protection Program ("PPP") loan payable	(11,597)
(111,597)

Net decrease in cash and cash equivalents	(117,284)

CASH AND CASH EQUIVALENTS, beginning of year	372,700

CASH AND CASH EQUIVALENTS, end of year	$255,416

See Accompanying Notes to Financial Statements.

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Interactive Offers LLC

Notes to Financial Statements

Nine Months Ended September 30, 2021

Note 1 - Organization and Summary of Significant Accounting Policies

a. Nature of Business

Interactive Offers LLC (the “Company”) is CPC (cost per click) platform that connects publishers and advertisers together. The platform consists of several campaigns where advertisers bid the amount they would like to offer a publisher, who can then choose to accept the offer or not. The platform provides advertisers options for Dedicated/Sponsorship Emails, SMS (text), Push, Co-Registration, and Display campaigns. Push notifications are automated messages sent by a publisher to a user when they are browsing other sites online. The Company’s office is located in Florida.

b. Accounting Policy

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) as detailed in the Financial Accounting Standards Codification Topic 606, Revenue from Contracts with Customers, (“ASC 606”).

c. Revenue Recognition

The Company’s performance obligation is to arrange for Creative Campaigns be available to publishers via the Interactive Offers Network. The Company posts available Campaigns/Creative on their website, which Publishers can view via their dashboard associated with their account. The listings display the number of clicks or other actions the Advertiser is willing to pay to achieve, along with the amount the Advertiser is offering to pay per click or other action. Publishers select an available Campaign and are given a 48-hour window in which to publish/distribute emails or text messages containing the Creative associated with the Campaign. The Company does not obtain control of a good or service before that good or service is transferred to the customer and splits the fees charged to advertisers 70/30 (Publisher/Interactive Offers, LLC) with the publisher. The Company satisfies its performance obligation and earns a commission revenue as the “Click” or other action is taken. As the Company is acting as an agent its commission is the net amount of consideration that it retains after paying the Publisher’s the consideration received in exchange for publishing the Campaigns/Creative. The Company does not offer volume rebates, chargebacks, or any other type of discount for their sales or services. The Company will also receive payments in advance of performing services. Amounts received in advance are reflected as unearned revenue and adjusted into revenue as services are performed.

d. Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

e. Advertising and Promotion

The Company’s policy is to expense all advertising costs as incurred. Advertising and promotion expense for the nine months ended September 30, 2021 was $25,819.

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Interactive Offers LLC

Notes to Financial Statements

Nine Months Ended September 30, 2021

Note 1 - Organization and Summary of Significant Accounting Policies - Continued

f. Income Taxes

The Company is taxed as a partnership under the Internal Revenue Code. No provision for federal, state, or local income taxes is made in the accounts of the Company, as any resulting tax liabilities are those of the member. The member is responsible for reporting its allocable share of the Company’s income, deductions, gains, losses, and credits. Further, the member’s capital account reflected in the accompanying financial statements may differ from amounts reported in the Company’s federal income tax return due to differences in accounting methods adopted for financial and tax reporting purposes.

GAAP requires management to evaluate tax positions taken by the Company and recognize a tax liability if the Company has taken an uncertain position that more likely than not would not be sustained upon examination by taxing authorities. Management evaluated the Company's tax positions and concluded that the Company had taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of this guidance.

g. Pending Pronouncements

In February 2016, the Financial Accounting Standards Board (“FASB”) issued ASU 2016-02, Leases (Topic 842). The guidance in this ASU supersedes the leasing guidance in Topic 840, Leases. Under the new guidance, lessees are required to recognize lease assets and lease liabilities on the balance sheet for all leases with terms longer than 12 months. Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the income statement. The new standard is effective for fiscal years beginning after December 15, 2021, and interim periods within fiscal years beginning after December 15, 2022. A modified retrospective transition approach is required for lessees for capital and operating leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements, with certain practical expedients available.

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Interactive Offers LLC

Notes to Financial Statements

Nine Months Ended September 30, 2021

Note 1 - Organization and Summary of Significant Accounting Policies - Continued

The Company has evaluated subsequent events for potential recognition or disclosure through December 29, 2021, the date the financial statements were available to be issued. See Note 7 for disclosure of subsequent events.

Note 2 - Paycheck Protection Program (“PPP”) Loan Payable

In April 2020, the Company (the “Borrower”), was granted a loan (the "Loan") from Bank of America in the aggregate amount of $121,478 pursuant to the Paycheck Protection Program (the "PPP") under Division A, Title I of the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act, which was enacted March 27, 2020.

The Loan is in the form of a note dated April 14, 2020 issued by the Borrower and matures on Mach 14, 2022 and bears interest at a rate of 1% per annum. Pursuant to the CARES Act and the subsequent update under the Paycheck Protection Program Flexibility Act of 2020 (“Flexibility Act”), the Company has a period of ten months after the end of the loan forgiveness covered period to apply for forgiveness. In accordance with the Flexibility Act, the Company elected the 24-week loan forgiveness covered period which begins on the date the lender disbursed the PPP funds. Payments of principal and interest on the Loan are deferred during the ten-month period.

Funds from the Loan may only be used for qualified expenses which include payroll costs, costs used to continue group health care benefits, mortgage payments, rent, utilities, and interest on other debt obligations incurred before February 15, 2020. The Consolidated Appropriations Act of 2021 signed into law on December 27, 2020 expanded those eligible costs to include covered operations expenditures, covered property damage costs, covered supplier costs, and covered worker protection expenditures. In accordance with the CARES Act and the PPP, if the loan proceeds are fully utilized to pay for qualified expenses, the full principal amount of the Loan, along with any accrued interest, may qualify for loan forgiveness, subject to potential reduction based on termination of full-time employees or decrease in salaries during the covered period.

The Company has submitted for forgiveness and received forgiveness on $109,881. The remaining balance of $11,597 has been repaid as of September 30, 2021.

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Interactive Offers LLC

Notes to Financial Statements

Nine Months Ended September 30, 2021

Note 3 - Due to Former Partner

On April 3, 2021, Interactive Offers LLC repurchased 20% membership interests from one of its investors. The Company paid them $290,000. The first payment of $100,000 was made in the second quarter of 2021, with two additional payments of $95,000. The first payment is due on November 3, 2021 and the second payment is due on April 3, 2022. The investor’s ownership interest of 20% is now owned by Interactive Offers LLC.

Note 4 - Due to Officer

On January 1, 2020 employment and board member agreements were made with four individuals. These individuals have deferred their salaries and the amounts they are due have been recorded as debt. Payments will be based on the Company’s available cashflow and therefore has been classified as long-term debt.

Note 5 - Lease Commitments

The Company leases office space in Boca Raton, FL. The lease includes payment for common area utilities and related sales and occupancy taxes. The current lease was terminated on August 1, 2021.

On June 30, 2021 the Company entered into an agreement to lease new office space beginning July 1, 2021 and terminates September 30, 2024 with no renewal option. Under the terms of the lease, the Company is responsible for rent which escalates over the lease and its share of operating costs for the space.

Total future maturities of lease commitments are:

Future minimum lease requirments

2021	$29,865
2022	39,820
2023	39,820
2024	6,637
Total Future Minimum Lease Payments	$116,142

Note 6 - Related Party Transactions

During the nine months ended September 30, 2021, the Company paid $248,100 to a party related through common ownership as a reimbursement for outside labor.

The Company pays a management fee of $30,000 a month to a party related through common ownership. During the nine months ended September 30, 2021 these expenses totaled $270,000.

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Interactive Offers LLC

Notes to Financial Statements

Nine Months Ended September 30, 2021

Note 7 – Subsequent Events

On October 19, 2021 (Closing Date), the Company and the owners entered into an Equity Interest Purchase Agreement (the “I/O Agreement”) with Grove, Inc. a Nevada corporation. All of the membership interests in Interactive Offers, LLC, a Delaware limited liability company (“Interactive”) were sold to Grove, Inc. Grove Inc’s CEO and Chairman, Allan Marshall, is the controlling stockholder and the president of MFA Holdings Corp. MFA Holdings Corp. owned twenty percent of the outstanding membership interests in Interactive.

Pursuant to the terms and conditions of the I/O Agreement, the owners of the Company agreed to sell all the outstanding membership interests of Interactive as of October 1, 2021. The purchase price for the sale was $6,100,000, which consists of 666,667 shares of common stock of Grove, Inc. and a cash payment of $2,100,000. Additionally, the owners of the Company will be paid up to an additional cash payment of $600,000 in the form of an earnout payment based on certain revenue milestone in accordance with and subject to the terms and conditions of the I/O Agreement.

At October 1, 2021 there was $190,000 owed for the repurchase of the Raging Bull interest in the Company. The Company paid $95,000 of this liability on October 6, 2021 and the remaining liability was paid at the close of the transaction from the proceeds of the sale.

At October 1, 2021 there was $1,221,500 accrued as deferred compensation to the officers and directors of the Company. The liability was not assumed by Grove, Inc. in the transaction and the liability was extinguished between the owners as part of the transaction closing.

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Interactive Offers LLC

Supplementary Information – Schedules of General and Administrative Expenses.

Nine Month's Ended September 30,
2021

Officers' salaries	$660,000
Office salaries	621,601
Payroll taxes and employee benefits	127,432
Research and development	385,950
Professional fees	245,037
Office expenses	44,665
Travel	79,809
Rent	27,009
Advertising	25,819
Meals and entertainment	13,074
Bank charges	14,523
Insurance	34,815
Tradeshow expense	18,779
Recruitment expense	15,009
Telephone	6,669
Subcontracted Services	324,401
Commissions	114,916
Depreciation	5,088
Miscellaneous	104,573

$2,869,169

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